                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2000


             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Massachusetts                      0-17664                       04-2969061
-------------                    -----------                 -------------------
  (STATE OF                      (COMMISSION                    (IRS EMPLOYER
ORGANIZATION)                     FILE NO.)                  IDENTIFICATION NO.)



         200 Clarendon Street
           Boston, MA  02116                              (800) 722-5457
    -------------------------------                -----------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE                  (REGISTRANT'S TELEPHONE
     OFFICES, INCLUDING ZIP CODE)                  NUMBER, INCLUDING AREA  CODE)



                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

DISPOSITION OF THE PARK SQUARE SHOPPING CENTER

On August 30, 2000, the Partnership sold Park Square Shopping Center, (the "property"), a 137,108 square foot community shopping center located in Brooklyn Park, Minnesota, for a net sales price of approximately $6,310,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring loss of approximately $539,000, which represents the difference between the net sales price and the property's carrying value of approximately $6,849,000. Earlier in the year, as a result of changes in the status of the supermarket anchor and in general, the continued weakness in local real estate market conditions for properties similar to Park Square Shopping Center, the General Partner determined that the value of the property had declined and as reported in the June 30, 2000 Quarterly Report, the General Partner wrote down the carrying amount of the property by approximately $2,108,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from Mission Mountain, LLC (the "Buyer"). There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated June 9, 2000 and as finally amended on August 16, 2000, which is included as Exhibit 1 of this report.


ITEM 7 - FINANCIAL STATEMENTS

(A)   Financial Statements

        Pro Forma Balance Sheet at June 30, 2000.............................. 3

        Pro Forma Statement of Operations for the Six Months
             Ended June 30, 2000.............................................. 4

        Pro Forma Statement of Operations for the Year Ended
             December 31, 1999................................................ 5

        Notes to Pro Forma Financial Statements............................... 6

(B)   Exhibits

        1.   Purchase and Sale Agreement (excluding exhibits) between
             John Hancock Realty Income Fund-II Limited Partnership
             and Mission Mountain LLC dated June 9, 2000 and amendments....... 9






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

             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

On August 30, 2000, the Partnership sold the Park Square Shopping Center to the Buyer for a net sales price of approximately $6,310,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Park Square Shopping Center property had been sold on June 30, 2000. The Pro Forma Statement of Operations for the six months ended June 30, 2000 reflects the continued operations of the Partnership as if the Park Square Shopping Center property had been sold on December 31, 1999. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1999 reflects the continued operations of the Partnership as if the Park Square Shopping Center property had been sold on December 31, 1998.

             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                             PRO FORMA BALANCE SHEET
                                  JUNE 30, 2000
                                   (Unaudited)

                                                                           Pro Forma
                                                          Historical     Adjustment for
                                                           Summary        Park Square        Pro Forma
                                                           June 30,         Shopping          June 30,
                                                             2000            Center             2000
                                                          -----------    --------------     -----------

Current assets:
     Cash and cash equivalents                            $ 2,768,011      $ 6,309,922      $ 9,077,933
     Restricted cash                                           15,513               --           15,513
     Other current assets                                      10,320               --           10,320
                                                          -----------      -----------      -----------
         Total current assets                               2,793,844                         9,103,766

Property held for sale                                      6,849,375       (6,849,375)              --
Investment in joint venture                                 6,801,214               --        6,801,214
Deferred expenses, net of accumulated
     amortization of $1,076,827 in 2000                       279,150               --          279,150
                                                          -----------      -----------      -----------
         Total assets                                     $16,723,583      $  (539,453)     $16,184,130
                                                          ===========      ===========      ===========

Current liabilities:
     Accounts payable and accrued expenses                $    57,654      $        --      $    57,654
     Accounts payable to affiliates                           136,333               --          136,333
                                                          -----------      -----------      -----------
         Total current liabilities                            193,987               --          193,987

Partners' equity/(deficit):
     General Partner                                         (164,656)          (5,395)        (170,051)
     Limited Partners                                      16,694,252         (534,058)      16,160,194
                                                          -----------      -----------      -----------
         Total partners' equity                            16,529,596         (539,453)      15,990,143
                                                          -----------      -----------      -----------
         Total liabilities and partners' equity           $16,723,583      $  (539,453)     $16,184,130
                                                          ===========      ===========      ===========





                  See Notes to Pro Forma Financial Statements



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
             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (Unaudited)


                                                    Historical
                                                      Summary         Pro Forma       Pro Forma
                                                    For the Six    Adjustment for    For the Six
                                                   Months Ended      Park Square    Months Ended
                                                     June 30,         Shopping        June 30,
                                                       2000            Center           2000
                                                   ------------    --------------   ------------

Income:
     Rental income                                  $   527,381      $  (527,381)     $     --
     Interest income                                     77,823               --        77,823
     Income from joint venture                          483,187               --       483,187
                                                    -----------      -----------      --------
         Total income                                 1,088,391         (527,381)      561,010

Expenses:
     Depreciation                                        87,302          (87,302)           --
     Property operating expenses                         56,834          (56,834)           --
     Amortization of deferred expenses                   68,475           (5,421)       63,054
     Property write-downs                             2,017,976       (2,017,976)           --
     General and administrative                         123,715               --       123,715
                                                    -----------      -----------      --------
         Total expenses                               2,354,302       (2,167,533)      186,769
                                                    -----------      -----------      --------
         Net income                                 $(1,265,911)     $ 1,640,152      $374,241
                                                    ===========      ===========      ========
Allocation of net income:
     General Partner                                $   (12,659)     $    16,402      $  3,743
     John Hancock Limited Partner                            --               --            --
     Investors                                       (1,253,252)       1,623,750       370,498
                                                    -----------      -----------      --------
                                                    $(1,265,911)     $ 1,640,152      $374,241
                                                    ===========      ===========      ========
         Net income per Unit                        $     (0.48)     $      0.62      $   0.14
                                                    ===========      ===========      ========















                   See Notes to Pro Forma Financial Statements

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
             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        Historical        Pro Forma       Pro Forma
                                                        Summary For     Adjustment for     For the
                                                      the Year Ended     Park Square      Year Ended
                                                        December 31,      Shopping       December 31,
                                                            1999           Center           1999
                                                      --------------    --------------   -----------
                                                         (Audited)       (Unaudited)      (Unaudited)
Income:
     Rental income                                       $1,849,088      $(1,099,518)     $  749,570
     Interest income                                        303,698               --         303,698
     Income from joint venture                              730,711               --         730,711
     Gain on sale of property                             5,284,579               --       5,284,579
                                                         ----------      -----------      ----------
         Total income                                     8,168,076       (1,099,518)      7,068,558

Expenses:
     Depreciation                                           380,391         (349,212)         31,179
     Property operating expenses                            382,703         (156,969)        225,734
     General and administrative                             316,885               --         316,885
     Amortization of deferred expenses                      165,496          (22,083)        143,413
                                                         ----------      -----------      ----------
         Total expenses                                   1,245,475         (528,264)        717,211
                                                         ----------      -----------      ----------
         Net income                                      $6,922,601      $  (571,254)     $6,351,347
                                                         ==========      ===========      ==========
Allocation of net income:
     General Partner                                     $   64,457      $    (5,713)     $   58,744
     John Hancock Limited Partner                           196,372               --         196,372
     Investors                                            6,661,772         (565,541)      6,096,231
                                                         ----------      -----------      ----------
                                                         $6,922,601      $  (571,254)     $6,351,347
                                                         ==========      ===========      ==========
         Net income per Unit                             $     2.56      $     (0.22)     $     2.34
                                                         ==========      ===========      ==========
















                   See Notes to Pro Forma Financial Statements


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
             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)


NOTE 1 - PARK SQUARE SHOPPING CENTER


On August 30, 2000, the Partnership sold the Park Square Shopping Center property in Brooklyn Park, Minnesota (the "property"), for a net sales price of approximately $6,310,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring loss of approximately $539,000 which represents the difference between the net sales price and the property's carrying value of approximately $6,849,000. Earlier in the year, as a result of changes in the status of the supermarket anchor and in general, the continued weakness in local real estate market conditions for properties similar to Park Square Shopping center, the General Partner determined that the value of the property had declined and as reported in the June 30, 2000 Quarterly Report, the General Partner wrote down the carrying amount of the property by approximately $2,108,000.

The historical financial statements are adjusted to show the effects resulting from the sale of the Park Square Shopping Center property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at June 30, 2000 reflects the financial position of the Partnership as if the property had been sold on June 30, 2000. The Pro Forma Statement of Operations for the six months ended June 30, 2000 reflects the continued operations of the Partnership as if the property had been sold on December 31, 1999. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1999 reflects the continued operations of the Partnership as if the property had been sold on December 31, 1998.

NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 1% to the General Partner and the remaining 99% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the General Partner to pay the Subordinated Allocation (defined in the Partnership Agreement) equal to 3 1/2% of Distributable Cash from Operations for managing the Partnership's activities; third, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; fourth, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement), until they have received a 10% non-cumulative, non-compounded annual cash return on their Invested Capital; fifth, to the General Partner to pay the Incentive Allocation (defined in the Partnership Agreement) equal to 2 1/2% of Distributable Cash from Operations; and sixth, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions. Any Distributable Cash from Operations which is available as a result of a reduction of working capital reserves funded by Capital Contributions of the Investors, will be distributed 100% to the Investors.

Cash from a Sale, Financing or Repayment (defined in the Partnership Agreement) of a Partnership Investment, is first used to pay all debts and liabilities of the Partnership then due and then to fund any reserves for contingent liabilities. Cash from Sales, Financings or Repayments is distributed and paid in the following order of priority: first, to the Investors and the John Hancock Limited Partner, with the distribution allocated to Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions, until the Investors and the John Hancock Limited Partner have received an amount equal to their Invested Capital; second, to the Investors until they have received, after giving effect to all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales, Financings or Repayments after the return of their Invested Capital, the Cumulative Return on Investment (defined in the Partnership Agreement); third, to the John Hancock Limited Partner until it has received, after giving effect to all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales, Financings or Repayments after the return of its Invested Capital, the Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees then payable pursuant to Section 6.4(c) of the Partnership Agreement; and fifth, 99% to the Investors and the John Hancock Limited Partner and 1% to the General Partner, with the distribution allocated to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.



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
             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)


NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS (CONTINUED)

Cash from the sale or repayment of the last of the Partnership's properties or mortgage loans is distributed in the same manner as Cash from Sales, Financings or Repayments, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales, Financings or Repayments, as specified in the previous paragraph.

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, then they are allocated in proportion to the amounts of Distributable Cash from Operations allocated for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions.

Profits and Losses from Sales, Financings or Repayments are generally allocated 99% to the Limited Partners and 1% to the General Partners, subject to the provisions of the Partnership Agreement.




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
             JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 27th day of September, 2000.



                                        John Hancock Realty Income Fund-II
                                        Limited Partnership

                                        By: John Hancock Realty Equities, Inc.,
                                                         General Partner



                                        By: /s/ John M. Garrison
                                            -----------------------------------
                                            John M. Garrison, President



                                        By: /s/ Virginia H. Lomasney
                                            -----------------------------------
                                            Virginia H. Lomasney, Treasurer
                                            (Chief Accounting Officer)






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